                                                                    EXHIBIT 10.1


                       FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment"), dated as of June 30, 2000 (but effective as provided herein), is entered into among DOSKOCIL MANUFACTURING COMPANY, a Texas corporation (the "Borrower"), the lenders listed on the signature pages hereof (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as the Administrative Agent (in said capacity, the "Administrative Agent").

         The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of September 19, 1997, as amended by that certain First Amendment to Credit Agreement, dated as of February 10, 1999, that certain Second Amendment to Credit Agreement, dated as of May 14, 1999, and that certain Third Amendment to Credit Agreement, dated as of August 12, 1999, and that certain Fourth Amendment to Credit Agreement, dated as of October 12, 1999 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         (1) The definition of "Applicable Base Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable Base Rate Margin" means the following per annum percentages, applicable in the following situations:

                                                                   Facility A Term         Facility B
                                                                  Loan Advances and         Term Loan
                          Applicability                           Revolving Advances        Advances
                          -------------                           ------------------       ----------
         (a)    The Leverage Ratio is greater than or                  2.000%                2.500%
                    equal to 4.50 to 1

         (b)    The Leverage Ratio is less than 4.50 to 1              1.500%                2.500%
                    but greater than or equal to 3.50
                    to 1

         (c)    The Leverage Ratio is less than 3.50 to 1              0.750%                2.500%

         The Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective with respect to Base Rate Advances (i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.4 hereof, on the date of making such Base Rate Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause
         (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received. For the period from and including January 1, 2000 to but not including the date in which the Applicable Base Rate Margin would be adjusted as provided above, the Applicable Base Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1.

         (2) The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Applicable LIBOR Rate Margin"means the following per annum percentages, applicable in the following situations:


                                                                   Facility A Term         Facility B
                                                                  Loan Advances and         Term Loan
                          Applicability                           Revolving Advances        Advances
                          -------------                           ------------------       ----------
               (a)       The Leverage Ratio is greater than or          3.500%                4.000%
                           equal to 4.50 to 1

               (b)       The Leverage Ratio is less than 4.50           3.000%                4.000%
                           to 1 but greater than or equal to
                           3.50 to 1

               (c)       The Leverage Ratio is less than 3.50           2.250%                4.000%
                           to 1

         The Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective with respect to LIBOR Advances (i) made following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.2 or 6.3 hereof, as applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.4 hereof, on the date of making such LIBOR Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause
         (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1 until such time as such financial statements and Compliance Certificate are received. For the period from and including January 1, 2000 to but not including the date in which the Applicable LIBOR Rate Margin would be adjusted as provided above, the Applicable LIBOR Rate Margin shall be determined as if the Leverage Ratio is greater than 4.50 to 1.

         (3) The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Borrowing Base" means (a) during the period from and including May 31, 2000 through and including September 30, 2000, an amount equal to the sum of (i)(A) 100% of Insured Eligible Accounts (less coinsurance and deductible amounts with respect to such Insured Eligible Accounts), plus (B) 80% of Uninsured Eligible Accounts plus
         (ii)(A) 100% of Spectrum Resin Eligible Inventory, plus (B) 100% of Borrower Resin and Colorant Eligible Inventory, plus (C) 50% of Other Eligible Inventory and (b) during any period other than the period from and including May 31, 2000 through and including September 30, 2000, an amount equal to the sum of (i) 80% of Eligible Accounts plus (ii) 50% of Eligible Inventory.

         (4) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) EBIT plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining EBIT), plus (c) management fees in favor of Westar Capital L.L.C. and bonuses accrued but not paid during such period, minus (d) management fees in favor of Westar Capital L.L.C. and bonuses paid but not accrued during such period. Notwithstanding anything in this definition to the contrary, for purposes of any calculations made pursuant to Article 7 hereof, EBITDA shall also include capital contributions made during the applicable period by the Specified Investors or other shareholders of the Borrower.

         (5) The definition of "Fixed Charges" set forth in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Fixed Charges" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) scheduled principal payments in respect of Indebtedness (after giving effect to the reduction of scheduled principal payments as a result of the prepayments of Loans pursuant to
         Section 3(e) of the Fourth Amendment or Section 8.3 hereof), plus (b) cash interest expense paid by the Borrower or its Subsidiaries (including interest expense pursuant to Capitalized Lease Obligations), but not including any amortized closing fees or closing costs.

         (6) The definition of "Fixed Charge Coverage Ratio" set forth in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                  "Fixed Charge Coverage Ratio" means the ratio of (a) EBITDA minus Maintenance Capital Expenditures to (b) Fixed Charges, calculated for (i) June 30, 2000, from and including October 1, 1999 to and including June 30, 2000, and (ii) each fiscal quarter thereafter, for the four consecutive fiscal quarters immediately preceding the date of such calculation.

         (7) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

                  "Borrower Resin and Colorant Eligible Inventory" means all Eligible Inventory of the Borrower and its Subsidiaries which consists solely of resin Eligible Inventory (excluding any Spectrum Resin Eligible Inventory) and colorant Eligible Inventory.

                  "Insured Eligible Accounts" means all Accounts of the Borrower and its Subsidiaries (a) which have satisfied all of the requirements set forth in clauses (a) through (j) of the definition of Eligible Accounts but not necessarily the requirements set forth in clause (g) thereof and (ii) the payment of which are insured in full pursuant to terms and by insurers acceptable to the Administrative Agent.

                  "Inventory" has the meaning assigned to such term in the UCC.

                  "Other Eligible Inventory" means all Eligible Inventory of the Borrower and its Subsidiaries other than Spectrum Resin Eligible Inventory and Borrower Resin and Colorant Eligible Inventory.

                  "Maintenance Capital Expenditures" means all Capital Expenditures identified by the Borrower to be for purposes of maintenance on facilities and equipment.

                  "Spectrum Resin Eligible Inventory" means all Eligible Inventory which consists wholly of resin inventory of the Spectrum division of the Borrower.

                  "Support Agreement" means that certain agreement, executed by Westar Capital II LLC and Westar Capital, L.P., in the form of Exhibit M hereto.

                  "Uninsured Eligible Accounts" means all Eligible Accounts of the Borrower and its Subsidiaries which are not Insured Eligible Accounts.

         (8) Section 7.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Section 7.12 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
         1.0 to 1 for any fiscal quarter ending during the period from the Agreement Date through and including June 30, 2001 and (b) 1.25 to 1 for any fiscal quarter thereafter.

         (9) Section 7.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  Section 7.19 Minimum EBITDA. The Borrower shall not permit EBITDA to be less than $22,754,000 for the three consecutive fiscal quarters ending June 30, 2000.

         (10) Section 8.1(m) of the Credit Agreement is hereby amended by deleting the word "or" at the end of said section.

         (11) Section 8.1(n) of the Credit Agreement is hereby amended by deleting the period at the end of said section and inserting "; or" in lieu thereof.

         (12) Section 8.1 of the Credit Agreement is hereby amended by adding a new Section 8.1(o) at the end of said section to read as follows:

                  (o) The Specified Investors shall fail to make payments to the Borrower in the manner and on the dates specified in the Support Agreement.

         (13) Section 8.3 of the Credit Agreement is hereby amended to read as follows:

                  Section 8.3 Cure. Upon the earlier of (a) the receipt of knowledge by any Responsible Officer of the Borrower of a default by the Borrower or any Subsidiary of any covenant contained in Section 7.11, 7.12, 7.13 or 7.21 hereof, or (b) 45 days after the end of any fiscal quarter other than the last fiscal quarter of any fiscal year (or 90 days after the end of the last fiscal quarter of any fiscal year) following any such default, the Borrower shall give notice to the Specified Investors of the occurrence of such default, and within two Business Days of receiving notice of such default, one or more of the Specified Investors may give the Administrative Agent irrevocable written notice of their intent to cure such default by the investment of additional capital in the Borrower (whether through the contribution of cash, the purchase of equity or otherwise) in an amount not less than the amount set forth in such notice. If one or more of the Specified Investors send such notice to the Administrative Agent, the Specified Investors shall have fifteen days from the receipt by the Administrative Agent to provide the Borrower with the amount of capital set forth in such notice, it being understood that such capital investment shall be deemed to increase the (and shall be considered as) (without duplication) EBIT, Pretax Net Income, EBITDA and EBITDAR of the Borrower as of the last day of the previous fiscal quarter by the amount thereof for all purposes of this Agreement and to the extent any such proceeds are applied to repay any Advances, such proceeds shall be deemed for all purposes to have reduced the Total Debt and the Senior Debt, as applicable, or other Indebtedness that constitutes Total Debt or Senior Debt, as the case may be, of the Borrower as of the last day of the previous fiscal quarter; provided, however, in no event shall the grace period provided by this Section 8.3 extend more than 45 days beyond the date of any fiscal quarter (or 90 days in the case of the last fiscal quarter of any fiscal year) in which compliance with any such covenant was not satisfied. All payments received by Borrower pursuant to the Support Agreement shall be deemed to be payments made pursuant to this Section 8.3.

         (14) Exhibit F to the Credit Agreement is hereby amended to be in the form of Exhibit F to this Fifth Amendment.

         (15) Exhibit M is hereby added to the Credit Agreement and is in the form of Exhibit M to this Fifth Amendment.

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

         (1) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date; except as otherwise expressly provided in Section 4.2 of the Credit Agreement;

         (2) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (3) the Borrower has full power and authority to execute and deliver this Fifth Amendment, and this Fifth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (4) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower), is required that has not been obtained for the execution, delivery or performance by the Borrower of this Fifth Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This Fifth Amendment shall be effective as of June 30, 2000 (provided, however, the changes in the definition of (i) the Applicable Base Rate Margin and the Applicable LIBOR Rate Margin shall be effective as of June 1, 2000 and (ii) the Borrowing Base shall be effective as of May 31, 2000), subject to the following:

         (1) the Administrative Agent shall have received a counterpart of this Fifth Amendment executed by Lenders comprising the Determining Lenders;

         (2) the Administrative Agent shall have received counterparts of this Fifth Amendment executed by the Borrower;

         (3) the representations and warranties set forth in Section 5 of this Fifth Amendment shall be true and correct, except as otherwise expressly provided in Section 4.2 of the Credit Agreement;

         (4) the Administrative Agent shall have received a Support Agreement, executed by the Specified Investors, the Borrower, and the Lenders comprising the Determining Lenders; and

         (5) the Administrative Agent and the Determining Lenders shall have received in form and substance satisfactory to the Administrative Agent and the Determining Lenders, such other documents and certificates as the Administrative Agent shall require.

         4. REFERENCE TO THE CREDIT AGREEMENT.

         (1) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fifth Amendment.

         (2) The Credit Agreement, as amended by this Fifth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment, and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Agreement, as amended by this Fifth Amendment).

         6. EXECUTION IN COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         7. GOVERNING LAW; BINDING EFFECT. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

         8. HEADINGS. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         9. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the date first above written.

BORROWER:                              DOSKOCIL MANUFACTURING COMPANY



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

ADMINISTRATIVE AGENT:                  BANK OF AMERICA, N.A. as the
                                       Administrative Agent



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------




LENDERS:                               BANK OF  AMERICA,  N.A.,  as a  Lender,
                                       Swing  Line Bank and Issuing Bank



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       ARCHIMEDES FUNDING, LLC

                                       By:  ING Capital Advisors, LLC
                                            As Collateral Manager


                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       COMERICA BANK-TEXAS



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       HSBC BANK USA
                                       (formerly known as Marine Midland Bank)



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       IMPERIAL BANK, A CALIFORNIA BANKING
                                       CORPORATION



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       FLEET CAPITAL CORPORATION



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       MORGAN STANLEY DEAN WITTER PRIME
                                       INCOME TRUST



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       KZH SOLEIL LLC



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                       By:  Pilgrim Investments, Inc., as its
                                            Investment Manager



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------

                                       TRI-LINKS INVESTMENT TRUST

                                       By:  Wilmington Trust Company, not in
                                            its individual capacity but solely
                                            as Owner Trustee



                                       By:
                                          ------------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------